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                            FORM 8-K

                          UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549


                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934


               Date of Report:  February 12, 1998
                                -----------------

                  HOUSEHOLD FINANCE CORPORATION
                 ------------------------------
     (Exact name of registrant as specified in its charter)


Delaware              1-75                     36-1239445
--------------------------------------------------------------
(State or other       (Commission File         (IRS Employer
 jurisdiction of       Number)                  Identification
 incorporation)                                 Number)

2700 Sanders Road, Prospect Heights, Illinois          60070
---------------------------------------------------------------
(Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code 847/564-5000
                                                   ------------

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Item 5.   Other Events

         Set forth in the Exhibit hereto are selected consolidated financial statements which present the financial position and results of operations and selected owned and managed financial information for Household Finance Corporation (the "Company") as of and for the years ended December 31, 1997 and 1996.

Item 7.   Financial Statements and Exhibits

          (a)  Financial statements of business acquired.

               Not applicable.

          (b)  Pro forma financial information.

               Not applicable.

          (c)  Exhibits.


               No.  Exhibit
               ---  --------

               27   Financial Data Schedule.

               99   Selected consolidated financial
                    statements and selected owned and managed financial information with respect to the operations of Household Finance Corporation as of and for the years ended December 31, 1997 and 1996.

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                            SIGNATURE

  Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                HOUSEHOLD FINANCE CORPORATION
                                -----------------------------
                                         (Registrant)



                           By:  /s/ David A. Schoenholz
                               -----------------------------
                                David A. Schoenholz
                                Vice President,
                                Chief Accounting Officer and
                                Chief Financial Officer,
                                (a Principal Financial Officer),
                                Director and on behalf of
                                Household Finance Corporation


Dated: February 12, 1998
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                          EXHIBIT INDEX


Exhibit No.   Exhibit
-----------   -------

  27          Financial Data Schedule.

  99 Selected consolidated financial statements and selected owned and managed financial information with respect to the operations of Household Finance Corporation as of and for the years ended December 31, 1997 and 1996.